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                                                                    EXHIBIT 5(i)

[ELITEPLUS LOGO]                                        Issued by
                                                        American General Annuity
                                                        Insurance Company

                                                        ELITEPLUS(R) BONUS FIXED
                                                        AND VARIABLE ANNUITY
                                                        APPLICATION



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AMERICAN                 AMERICAN GENERAL ANNUITY
     GENERAL             INSURANCE COMPANY
     FINANCIAL GROUP     A STOCK COMPANY
                         205 East 10th Avenue
                         Amarillo, Texas 79101
                         800.424.4990

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OWNER (ALL POLICYHOLDER CORRESPONDENCE WILL BE SENT TO THIS ADDRESS.)

Name:                                                         Daytime phone:                           SSN:
     ------------------------------------------------------                 -------------------------      -------------------------

Address:                                                      Date of birth:                           Age:
        ---------------------------------------------------                 -------------------------      -------------------------

                                                              Gender:       [ ] Male     [ ] Female    Marital status:
-----------------------------------------------------------                                                           --------------

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JOINT OWNER  (OPTIONAL. NON-QUALIFIED ANNUITIES ONLY.)

Name:                                                         Daytime phone:                           SSN:
     ------------------------------------------------------                 -------------------------      -------------------------

Date of birth:                      Age:                      Gender:       [ ] Male     [ ] Female    Marital status:
              -------------------       -------------------                                                           --------------

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ANNUITANT (IF DIFFERENT FROM THE OWNER, MUST BE AGE 85 OR YOUNGER.)

Name:                                                         Daytime phone:                           SSN:
     ------------------------------------------------------                 -------------------------      -------------------------

Address:                                                      Date of birth:                           Age:
        ---------------------------------------------------                 -------------------------      -------------------------

                                                              Gender:       [ ] Male     [ ] Female    Marital status:
-----------------------------------------------------------                                                           --------------

                                                              Relationship to Owner:
                                                                                    ------------------------------------------------

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OWNER'S BENEFICIARY DESIGNATION(S)
[ ] IF YOU DO NOT WANT THE JOINT OWNER TO BE THE PRIMARY BENEFICIARY, CHECK HERE AND NAME BENEFICIARY BELOW.

PRIMARY BENEFICIARY DESIGNATION(S):

Name:                                       Relationship:                     SSN:                         Date of birth:
     --------------------------------------              -------------------      ------------------------               -----------

Name:                                       Relationship:                     SSN:                         Date of birth:
     --------------------------------------              -------------------      ------------------------               -----------

Name:                                       Relationship:                     SSN:                         Date of birth:
     --------------------------------------              -------------------      ------------------------               -----------

CONTINGENT BENEFICIARY DESIGNATION(S):

Name:                                       Relationship:                     SSN:                         Date of birth:
     --------------------------------------              -------------------      ------------------------               -----------

Name:                                       Relationship:                     SSN:                         Date of birth:
     --------------------------------------              -------------------      ------------------------               -----------

Name:                                       Relationship:                     SSN:                         Date of birth:
     --------------------------------------              -------------------      ------------------------               -----------

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ENHANCED DEATH BENEFIT (Optional)

[ ] 3% Rising Floor     [ ] Annual Step-Up

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PURCHASE PAYMENT

Initial Purchase Payment:                                Select Income Date:        /       /
                         -------------------------------                     ------- ------- -------

Make check payable to: AMERICAN GENERAL ANNUITY           Is the Automatic Check Option applicable?  [ ] Yes   [ ] No

Is this annuity intended to replace or be exchanged for existing life insurance or annuities?   [ ] Yes   [ ] No

PLAN TYPE (required):  [ ]NON-QUALIFIED

TAX-QUALIFIED PLANS:  [ ]Traditional IRA   [ ]SEP IRA   [ ]Roth IRA   [ ]401 (Corporate Plan)   [ ]403(b) TSA   [ ]Other:
                                                                                                                         -----------

   Check one:  [ ] Initial Contribution for Tax Year          [ ]Transfer   [ ]Rollover   [ ]Roth IRA Conversion Year
                                                    -------                                                          -------

INVESTMENT ALLOCATION: PLEASE USE ATTACHED INVESTMENT ALLOCATION FORM OR THE PORTFOLIO MODEL FORM FOR PURCHASE PAYMENT ALLOCATION.
A CONTRACT CANNOT BE ISSUED UNLESS THE INVESTMENT ALLOCATION FORM OR THE PORTFOLIO MODEL FORM IS COMPLETED.

     American General Annuity Insurance Company is a member of American General Financial Group, the marketing name and service mark owned and used by American General Corporation and its subsidiaries.
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VA 61-00-A
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AMERICAN                 AMERICAN GENERAL ANNUITY   ELITEPLUS(R) BONUS FIXED AND
     GENERAL             INSURANCE COMPANY          VARIABLE ANNUITY APPLICATION
     FINANCIAL GROUP     A STOCK COMPANY
                         205 East 10th Avenue
                         Amarillo, Texas 79101
                         800.424.4990

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TELEPHONE TRANSFER AUTHORIZATION

I authorize American General Annuity to act upon transfer instructions given by telephone from _______________________________ (name of your registered representative/agent) upon furnishing the proper identification. Neither American General Annuity nor any person authorized by American General Annuity will be responsible for any claim, loss, liability or expense in connection with transfer instructions received by telephone from such person if American General Annuity or such other person acted on such telephone instructions in good faith in reliance upon this authorization. American General Annuity will continue to act upon this authorization until such time as I notify American General Annuity otherwise in writing. ________ (Owner's initials)

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SPECIAL REQUESTS






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SIGNATURES

ACKNOWLEDGMENT: By signing below, the Owner(s) understand(s) that:

o Payments and values when allocated to the Separate Account are variable and are not guaranteed as to dollar amount;

o This annuity is a long-term commitment to meet insurance needs and financial goals; I acknowledge the receipt of the most recent prospectus for ~the A.G. Annuity Separate Account A and the investment options.

o The variable annuity applied for is not unsuitable for my investment objectives, financial situation and needs; and

o I understand the withdrawal restrictions for 403(b) rollovers under the Internal Revenue Code Section 403(b)(11) on Contributions
  and Earnings and have received a prospectus explaining the restrictions. I understand the other investment alternatives available under the Employer's 403(b) arrangement to which I may elect to transfer my contract value.

NOTICE: The Owner(s) agree(s) that to the best of his/her/their knowledge and belief, all statements and answers in this Application are complete and true. It is further agreed that these statements and answers will become a part of any Contract to be issued. No representative is authorized to modify this agreement or waive any of American General Annuity's rights or requirements.

I (we) have read and understand the Acknowledgment and Notice as well as the important disclosure information located on the reverse side of this application.

-----------------------------------------------------------------  -----------------------------------------------------------------
                       Owner's Signature                                         Joint Owner's Signature (if applicable)

Signed at (city/state):                                            on (date):
                       ------------------------------------------             ------------------------------------------------------

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REPRESENTATIVE INFORMATION

ACKNOWLEDGMENT: By signing below, the Registered Rep/Agent certifies that:

o The questions contained in this Application were asked of the Owner(s) and the answers duly recorded. This Application is complete and true to the best of my knowledge and belief;

o I am NASD-registered and state-licensed for variable annuity contracts where this Application is written and delivered;

o To the best of my knowledge and belief, this Application [ ]does [ ]does not involve replacement of existing life insurance or annuities. If replacement is involved, I have attached a copy of each disclosure statement and a list of companies involved and indicated cost basis:

  pre-TEFRA  $           ; post-TEFRA  $             ; and
              -----------               -------------

o I received $              as the Purchase Payment.
              -------------

-----------------------------------------------------------------  -----------------------------------------------------------------
                 Registered Rep/Agent's Signature                                        Broker-Dealer Name


                                                                   State Lic.#:                Agent #:
----------------------------------------------------------------                -------------          -----------------------------
                    Registered Rep/Agent (Print name)

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For payments by wire, mail Application to:                         For payments by check, send application by overnight mail to:
[ ]American General Annuity Insurance Company                      American General Annuity, Variable Products o
800.424.4990 [ ]205 East 10th Avenue o Amarillo, Texas 79101       800.424.4990 State Street Bank o 1776 Heritage Drive o
                                                                   N. Quincy, MA 02171 o Attn: Lock Box A3W

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VA 61-00-A
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DISCLOSURES

For Arizona Residents Only: Upon written request, we will provide you with factual information regarding the benefits and provisions of the annuity contract for which you are applying. If you are not satisfied with your annuity contract for any reason, you may return it within 20 days after receipt for a refund of premium (applicable to all individual and some group contracts).

REDEMPTIONS FROM OPTIONAL RETIREMENT PROGRAMS AND OTHER PLANS: Distributions from Employer-sponsored retirement programs, including
Optional Retirement Programs, will be subject to any limitations imposed by the plan.

FOR LOUISIANA OPTIONAL RETIREMENT PROGRAM PARTICIPANTS ONLY: For participants in the Louisiana Optional Retirement Program, withdrawals are limited by the plan and must take the form of an annuity payable over your lifetime or the joint lifetime of you and your beneficiary.

FOR TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANTS ONLY:

o   Benefits in the Texas Optional Retirement Program vest after one year and one day of participation in one or more optional retirement plans.

o   Benefits under the Texas Optional Retirement Program are available to you only after you attain the age of 701?2 years, or terminate participation by death, retirement, or termination of employment in all Texas institutions of higher education.

o   AGAIC will require written verification from the program administrator of your qualification for any requested redemption of any annuity benefits purchased under the Texas Optional Retirement Program.


FRAUD WARNING

IN SOME STATES WE ARE REQUIRED TO ADVISE YOU OF THE FOLLOWING: Any person who knowingly intends to defraud or facilitates a fraud against an insurer by submitting an application or filing a false claim, or makes an incomplete or deceptive statement of a material fact, may be guilty of insurance fraud.

ARKANSAS, NORTH DAKOTA, SOUTH DAKOTA, TEXAS, AND WASHINGTON RESIDENTS ONLY: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, commits insurance fraud, which may be a crime and may subject the person to civil and criminal penalties.

DISTRICT OF COLUMBIA, COLORADO, KENTUCKY, AND PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

LOUISIANA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

VIRGINIA RESIDENTS ONLY: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.





VA 61-00-A                                                                                                                 (10/2000)
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